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                                                                   EXHIBIT 10(t)


                                   TEAM, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

         THIS RESTRICTED STOCK AWARD AGREEMENT (This "Award") is entered into by and between ______________________________ and Team, Inc., a Texas corporation effective as of October 26, 1998.

                               I. PURPOSE AND TERM

         The purpose of this Award is to provide Team, Inc., a Texas corporation, Team Facilities & Services, L.P., a Texas limited partnership ("Team, L.P."), and the subsidiaries of Team, Inc. and Team, L.P. (Team, Inc., Team, L.P., and their subsidiaries are collectively referred to herein as the "Company"), a means whereby ______________________________ (hereinafter referred to as "Key Employee"), whose present and potential contributions to the welfare of the Company are very important, can acquire and maintain stock ownership in the Company, thereby strengthening his concern for the welfare of the Company and his desire to remain in its employ. A further purpose of this Award is to provide Key Employee with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Award provides for granting Restricted Stock to the Key Employee as specified herein.

         The TERM of this Award shall commence on the effective date of this agreement and shall terminate when all of the Shares granted pursuant to this Award have vested or been forfeited (hereinafter referred to as the "TERM").

         As used in this Award the "BOARD OF DIRECTORS OF THE COMPANY" shall mean the board of directors of Team, Inc., a Texas corporation.

                           II. RESTRICTED STOCK GRANT

         2.1 VESTING SCHEDULE. Pursuant to the authorization and approval of the Board of Directors of the Company, in consideration for the continued employment of Key Employee with the Company, Key Employee has been awarded _________ shares of common stock of Team, Inc. ("Shares") under the restricted stock award described herein. Although the Shares are to be issued to the Key Employee, the Shares are subject to forfeiture back to the Company as provided herein until the conditions of such forfeiture expire. The expiration of such forfeiture conditions is referred to herein a the "vesting of the shares." The unqualified ownership of said Shares of stock shall vest in said Key Employee at the following times and in the following amounts as long as the Key Employee's employment has not been voluntarily terminated by the Key Employee or terminated for Cause by the Company pursuant to Section 3.1 below:



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

                  Date of Vesting                    Amount Vested
                  ---------------                    -------------
                  July 30, 1999                      1/3 or _____ Shares
                  July 30, 2000                      1/3 or _____ Shares
                  July 30, 2001                      1/3 or _____ Shares


         2.2 VESTING ON TERMINATION.

                  (a) TERMINATION BY THE COMPANY WITHOUT CAUSE. If the Board of Directors of the Company should terminate the employment of Key Employee for any reason other than for Cause within the meaning of
         Section 3.1 hereof, all of the Shares awarded to Key Employee that have not yet vested shall immediately vest in full.

                  (b) TERMINATION AS A RESULT OF DEATH OR INCAPACITY. Upon the death of Key Employee, all of the Shares awarded to said Key Employee that have not yet vested shall immediately vest in full.

                  (c) TERMINATION BY THE COMPANY WITH CAUSE. If they Key employee terminates his employment with the Company or if the Board of Directors of the Company should terminate the employment of Key Employee for Cause within the meaning of Section 3.1 hereof, the Shares that have not already vested prior to the date of Key Employee's termination of employment shall not vest in Key Employee, shall automatically be hereby assigned back to the Company by Key Employee, and Key Employee shall have no further interest in or claim with respect to such non-vested Shares. Key Employee hereby grants a power of attorney to the Company to execute, process and deliver a customary stock assignment to so assign such non-vested Shares back to the Company. Said power of attorney is coupled with an interest and is irrevocable under all circumstances.

         2.3 STOCK CERTIFICATES , DIVIDENDS, AND VOTING OF RESTRICTED SHARES. Shares granted pursuant to this Award shall be represented by a stock certificate registered in the name of Key Employee. Key Employee shall have the right to receive dividends with respect to the Shares, to vote the Shares, and to enjoy all other stockholder rights, except that (i) Key Employee shall not be entitled to delivery of the stock certificates representing said Shares until the forfeiture restrictions set forth in Sections 2.1 and 2.2 hereof shall have expired and the Shares therefore have vested, (ii) the Company shall retain custody of the certificates for the Shares until they have vested, (iii) Key Employee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Shares until the Shares have vested. As and when the Shares granted to a Key Employee vest pursuant to this Article II, a stock certificate for the number of Shares that have vested shall be delivered to said Key Employee and none of the restrictions set forth in this Section 2.3 shall thereafter apply to the vested Shares.

         2.4 SHARES NOT REGISTERED UNDER SECURITIES LAWS. KEY EMPLOYEE ACKNOWLEDGES THAT THE SHARES GRANTED PURSUANT TO THIS AWARD HAVE NOT BEEN REGISTERED UNDER ANY SECURITIES LAWS


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AND THE TRANSFERABILITY OF THE SHARES IS RESTRICTED. THE SHARES MAY NOT BE SOLD,
ASSIGNED, OR TRANSFERRED, NOR WILL ANY ASSIGNEE VENDEE, TRANSFEREE, OR ENDORSEE THEREOF BE RECOGNIZED AS HAVING ACQUIRED ANY SUCH SHARES BY THE COMPANY FOR ANY PURPOSES, UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED WITH RESPECT TO SUCH SHARES SHALL THEN BE IN EFFECT AND SUCH TRANSFER HAS BEEN QUALIFIED UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (ii) THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE COMPANY. THIS RESTRICTION CONTAINED IN THIS SECTION 2.4 SHALL APPLY EVEN AFTER THE SHARES HAVE VESTED. ALL CERTIFICATES FOR VESTED SHARES DELIVERED TO KEY EMPLOYEE PURSUANT TO THIS AWARD SHALL HAVE IMPRINTED THEREON A LEGEND SUBSTANTIALLY AS FOLLOWS:

                           The shares represented by this certificate have not been registered under the Securities Act of 1933 ("Act") or any other securities statute, and no reoffer, sale, transfer, pledge or other disposition thereof may be made unless the shares are registered under the Act and any other applicable statute, or, in the written opinion of counsel reasonably satisfactory to the issuer, such transaction will not require registration under the Act or any other securities statute.

                           Full statements of the designations, preferences, limitations and relative rights of the shares of each class of authorized stock of Team, the variations in the relative rights and preferences of the shares of any series of Preferred Stock so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences each series thereof, and of the denial of the preemptive rights of shareholders to acquire unissued or treasury shares of Team, are set forth in the Articles of Incorporation of the Team, as amended, which are on file in the Office of the Secretary of State of the State of Texas, copies of which may be obtained without charge on written request to Team at its principal place of business or registered office.

         III. TERMINATION OF EMPLOYMENT OF KEY EMPLOYEE FOR CAUSE

         3.1 TERMINATION OF FOR CAUSE. Termination by the Company of Key Employee shall constitute termination for Cause for purposes of this Award if termination of the employment of Key Employee results from any of the following events:

         (a) Key Employee shall be determined by the Board of Directors of the Company to be guilty of fraud, dishonesty, theft, embezzlement, improper use of Company property or similar acts of misconduct;

         (b) Key Employee shall have been determined by the Board of Directors of the Company to have failed or refused to perform, or to have unsatisfactorily performed, the duties assigned to Key Employee;


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         (c) Key Employee shall have been indicted of a felony or charged with a misdemeanor involving moral turpitude or shall be determined by the Board of Directors of the Company to have engaged in conduct such that Key Employee's continued employment might bring discredit on the Company.

         All determinations by the Board of Directors of the Company shall be made in the sole and absolute discretion of said Board of Directors.

                                IV. MISCELLANEOUS

         4.1 NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in this Award shall (i) confer upon Key Employee any right with respect to continuation of employment with the Company or (ii) interfere in any way with the right of the Company to terminate Key Employee's employment at any time.

         4.2 OTHER LAWS; TAX WITHHOLDING. The Company shall not be obligated to issue any Shares pursuant to any grant under this Award except: (i) where such Shares can be legally issued in the opinion of counsel to the Company without registration under the Securities Act of 1933, as amended, and applicable state securities laws, and (ii) only after the listing of such Shares with the American Stock Exchange. In connection with this Award, the Company shall have the right to deduct from Key Employee's salary any taxes required by law to be withheld and/or to require payments from Key Employee to enable the Company to satisfy its tax withholding obligations.

         4.3 NO RESTRICTION ON CORPORATE ACTION. Nothing contained in this Award shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Award or any grant of Shares made under this Award. Key Employee shall not have any claim against the Company as a result of any such action.

         4.4 GOVERNING LAW. This Award shall be construed in accordance with the laws of the State of Texas.




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         EXECUTED as of the date first above written.


                                                TEAM, INC.



                                                By:
                                                   ---------------------------
                                                   Kenneth M. Tholan, President


                                                --------------------------------

                                                                  , Key Employee
                                                -----------------